EXHIBIT 10.138.09

                                  CHANGE ORDER
                                     TO THE
                          AMENDED AND RESTATED CONTRACT
                                     FOR THE
                    ENGINEERING, PROCUREMENT AND CONSTRUCTION
                                     OF THE
                     UPPER BHOTE KOSHI HYDROELECTRIC PROJECT

CHANGE ORDER NO. 009

RECITALS:

Whereas, in accordance with Article 6, the Contractor and Owner mutually agree to amend certain terms in the Amended and Restated Contract for the Engineering, Procurement and Construction of the Upper Bhote Koshi Hydroelectric Project, dated December 19, 1996 including Change Orders 1, 2, 3, 4, 5, 6, 7 and 8 (the "Contract"), the parties mutually agree to amend the Milestone Payment Schedule, by this Change Order No. 009.

Whereas, there has been a request from the Contractor to amend the Milestone Payment Schedule.

Now, therefore, the Parties agree to the following:

A. SPECIAL CONSIDERATIONS

1. The Parties acknowledge that Bonus for Early Delivery and Schedule Liquidated Damages shall remain in full force.

2. This Change Order No. 009 shall constitute the entire agreement between Owner and Contractor relating to the subject matter hereof and shall operate as an amendment to the Contract. This Change Order shall supercede, as appropriate, previous change orders. All other terms and conditions of the Contract are hereby ratified and confirmed and shall remain in full force and effect.

B. SCHEDULE ADJUSTMENT

   There shall be no schedule adjustment to the Amended and Restated EPC Contract as a result of this Change Order No. 009.

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C. MILESTONE PAYMENT SCHEDULE ADJUSTMENT

   The Parties agreed to amend and restate the Milestone Payment Schedule attached as Exhibit E-2 to the Contract as previously amended in Change Order No. 003, Exhibit 3.2, Change Order No. 005, Exhibit 5.2, Change Order No. 007, Exhibit 7.2. Attached as Exhibit 9.1 entitled Milestone Payment Schedule to this Change Order No. 009.

D. COST ADJUSTMENT

   There shall be no cost adjustment to the Amended and Restated EPC Contract as a result of the Change Order No. 009.

This Change Order shall constitute a full and final settlement on all the issues addressed herein.

Agreed this 22nd day of December, 1999 by and between:


OWNER:                                 CONTRACTOR
Bhote Koshi Power Company              China Gezhouba Construction Group
Private Limited                        Corporation for Water Resources
                                       and Hydropower


By: /s/ TED C. HOLLON                  By: /s/ WANT HEMING
        Ted C. Hollon                          Wang Heming
        Senior Vice President                  Project Manager


                                     Page 2

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MILESTONE PAYMENT SCHEDULE     Each milestone shall be deemed complete when each
EXHIBIT 9.1 activity describing each milestone listed below is complete to the satisfaction of the Owner and in accordance with the Scope of Work.

  MILESTONE NO.     MILESTONE DESCRIPTION                                         PERCENT OF          AMOUNT IN
                                                                                CONTRACT PORTION         US$
  -------------     ---------------------                                       ----------------      ---------
      1             Mobilization payment upon receipt of Notice to Proceed            10.00%          4,634,000

      2             Health, Safety and Environmental Plan submitted and
                    approved by Owner; Owner's temporary office and
                    residence complete, mobilization complete and in
                    compliance with Health, Safety and Environmental Plan
                    and environmental laws.                                            0.39%            180,726

      3             Project engineering design and desanding basin physical
                    model and testing complete;Project design report,
                    including design drawings, and report on desanding
                    basin physical model testing delivered to Owner.                   1.67%            773,878

      4             River crossing No. 1 complete.                                     0.15%             69,510

      5             River crossing No. 2 complete.                                     0.91%            421,694

      6             Construction roads for access along the left bank at
                    the headworks, adit A, adit B, penstock and surge shaft
                    complete.                                                          1.99%            922,166

      7             Construction roads for switchyard and powerhouse
                    construction area complete.                                        0.78%            361,452

      8             Left bank high slope protection above elevation 1435 m.
                    complete; Cutoff wall under spillway section complete.             1.40%            648,760

      9             Diversion tunnel and diversion channel complete (not
                    including the roof of box culvert and gate slot).                  2.44%          1,130,696

      10            Upper and lower cofferdams complete; Cutoff wall under
                    right bank slope section complete.                                 2.50%          1,158,500

      11            Desanding basin intake and riverside wall foundation
                    excavation and spillway weir body foundation excavation
                    completed; Spillway weir body and desanding basin
                    riverside wall foundation concrete (1m) placement
                    completed; Stage 1 cofferdam removed.                              3.12%          1,445,808

      12            Gravity dam block 1 through 3 foundation excavation
                    complete and foundation concrete (2m) placement.                   1.56%            722,904

      13            By-pass conduit and desanding basin intake trench
                    concrete placed to EL.1420m;Riverside wall body
                    concrete block A and B placed to EL.1417m,block C
                    placed to EL.1415m; Spillway weir body concrete placed
                    to El.1420m; Flood protection for construction of
                    spillway and desanding basin completed.                            7.50%          3,475,500

      14            Cut-off wall under right abutment slope section
                    completed (excluding Aniko high way section and connect
                    section)                                                           0.77%            356,818

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      15-A          HEADRACE TUNNEL INTAKE EXCAVATION COMPLETED; DESANDING
                    BASIN INTAKE,BY-PASS CONDUIT INTAKE CONCRETE PLACED TO
                    EL.1430M; AND RIVERSIDE WALL (EXCEPT END WALL) CONCRETE
                    PLACED TO EL.1425M;SPILLWAY PIERS CONCRETE PLACED TO
                    EL.1433M.                                                          3.50%          1,621,900

      15-B          Desanding basin intake,by-pass conduit intake and
                    riverside wall (except end wall) concrete placed to
                    El.1435m;Spillway piers concrete placed to EL.1435m.               1.50%            695,100

      16            Headworks gates installation and cut-off wall
                    (including Aniko high way section and connect section)
                    completed;Rubble masonry for protection and backfill
                    completed;Desanding basin concrete complete.                       2.33%          1,079,722

      17-A          GRAVITY DAM BODY CONCRETE PLACED TO EL.1434M.                      2.30%          1,065,820

      17-B          GRAVITY DAM BODY CONCRETE PLACED TO EL.1435M;SPILLWAY
                    WEIR SURFACE CONCRETE COMPLETE.                                    0.50%            231,700

      18            Adit A and B excavation and rock support complete,
                    headrace tunnel excavation and support from surge shaft
                    to downstream outlet complete.                                     0.68%            315,112

      19            600m headrace tunnel excavation completed.                         1.76%            815,584

      20            Milestone 19 plus 700m headrace tunnel excavation
                    completed.                                                         2.03%            940,702

      21            Milestone 20 plus 700m headrace tunnel excavation
                    completed.                                                         2.03%            940,702

      22            Milestone 21 plus 700m headrace tunnel excavation
                    completed.                                                         2.03%            940,702

      23            Headrace tunnel excavation completed.                              2.03%            940,702

      24            750m of headrace tunnel rock support and lining (side
                    wall and arch where necessary) complete.                           1.72%            797,048

      25            Milestone 24 plus 1000m headrace tunnel rock support
                    and lining (side wall and arch where necessary)
                    complete.                                                          2.30%          1,065,820

      26            Headrace tunnel rock support and lining complete.                  3.62%          1,677,508

      27            Grouting and drain holes complete in headrace
                    tunnel,and adit A and adit B plugged complete.                     0.78%            361,452

      28-A          SURGE SHAFT AND VENT TUNNEL EXCAVATION COMPLETE.                   0.30%            139,020

      28-B          SURGE SHAFT AND VENT TUNNEL EXCAVATION, ROCK SUPPORT
                    AND CONCRETE COMPLETE.                                             0.27%            125,118

      29            Orders placed for Major Equipment (not including the
                    additional transformer); Order placed for steel and
                    hardware for penstock and spillway gates.                          3.61%          1,672,874

      30            Penstock steel and hardware delivered to the site; and
                    Contractor penstock construction operation ready to
                    proceed.                                                           1.88%            871,192

      31            Penstock tunnel section, including steel liner,
                    concrete encasement and grouting, complete.                        0.31%            143,654

      32-A          EXPOSED SECTION OF PENSTOCK COMPLETE, INCLUDING
                    PROVISIONS FOR DRAINAGE, RESTORATION OF PUBLIC ROADWAY.            1.20%            556,080

      32-B          COMPLETION OF PENSTOCK AND TUNNEL LEAKAGE TEST.                    0.37%            171,458

      33            Powerhouse cofferdam in place and tailrace excavation
                    complete.                                                          0.91%            421,694

      34            Powerhouse excavation complete for drainage sump
                    construction.                                                      0.88%            407,792

      35            Powerhouse foundation concrete (below El.1279m)
                    complete;                                                          0.85%            393,890

      36-A          POWERHOUSE STAGE1 CONCRETE PLACED TO EL.1292M;YARD
                    BACKFILLED TO EL.1287M.                                            1.00%            463,400

      36-B          POWERHOUSE COFFERDAM REMOVAL; POWERHOUSE BACK
                    SLOPE(EXCLUDING SWITCHYARD) PROTECTION COMPLETE;
                    TAILRACE CONCRETE PLACEMENT AND TAILRACE STOPLOG GATE
                    INSTALLATION COMPLETE.                                             0.50%            231,700

      37            Powerhouse stage 1 concrete placed to EL.1300m;Stage 2
                    concrete of erection bay placed to El.1292m.                       0.72%            333,648

      38            Owners office and residence (operators village)
                    complete.                                                          2.50%          1,158,500

      39            Maintenance facility building complete and accepted by
                    Owner.                                                             1.22%            565,348

      40            Transmission towers delivered to the Facility Site                 0.83%            384,622

      41            Survey and subsurface testing of all tower locations,
                    foundations for each tower complete.                               1.00%            463,400

      42            All towers erected and hardware and conductors
                    installed, inspected and tested, complete.                         0.99%            458,766

      43            Delivery of First Unit and auxiliary equipment to the
                    Facility Site                                                      6.89%          3,192,826

      44            Delivery of Second Unit to the Facility Site                       2.04%            945,336

      45            Powerhouse stage 2 concrete, roof structure, inner
                    brick work complete; Powerhouse bridge crane and draft
                    tube gate hoisting equipment installation complete.                1.64%            759,976

      46            Achievement of First Unit Delivery Date, in accordance
                    with the requirements of the Contract.                             0.91%            421,694

      47            Installation of all electrical and mechanical auxiliary
                    and miscellaneous equipment and systems,including all
                    switchyard equipment, complete.                                    2.15%            996,310

      48            Achievement of Second Unit Delivery Date, in accordance
                    with the requirements of the Contract.                             0.91%            421,694

      49            Final Acceptance in accordance with requirements of the
                    Contract.                                                          1.83%            848,022

                    TOTALS                                                           100.00%         46,340,000